SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2007 (February 19, 2007)

Date of Report (Date of earliest event reported)

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1500 Eckington Plate, N.E.

Washington, DC 20002

(Address of principal executive offices, including zip code)

(202) 380-4000

Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 19, 2007, XM Satellite Radio Holdings Inc. ("XM") and Sirius Satellite Radio Inc. ("SIRIUS") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which XM and SIRIUS will combine their businesses through a merger of XM and a newly formed, wholly owned subsidiary of SIRIUS (the "Merger"), with XM remaining as the surviving corporation following the Merger.

Each of XM and SIRIUS has made customary representations and warranties and covenants in the Merger Agreement. The completion of the Merger is subject to various closing conditions, including obtaining the approval of XM’s and SIRIUS’s stockholders and receiving certain regulatory and antitrust approvals (including from the Federal Communications Commission and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended). The Merger is intended to qualify as a reorganization for federal income tax purposes.

At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of any stockholder, each share of common stock of XM (the "XM Common Stock") issued and outstanding immediately prior to the Effective Time will generally be converted into the right to receive 4.6 shares of common stock of SIRIUS. Each share of Series A Convertible Preferred Stock of XM issued and outstanding immediately prior to the Effective Time will be similarly converted at the Effective Time into the right to receive 4.6 shares of a newly-designated series of preferred stock of SIRIUS having substantially the same powers, designations, preferences, rights and qualifications, limitations and restrictions as the stock so converted.

Mr. Mel Karmazin, currently chief executive officer of SIRIUS, will become chief executive officer of the combined company and Mr. Gary M. Parsons, currently chairman of the board of directors of XM, will become chairman of the board of directors of the combined company. The combined company’s board of directors will consist of 12 directors, including Messrs. Karmazin and Parsons, four independent members designated by each company, as well as a representative designated by American Honda and a representative designated by General Motors.

The Merger Agreement contains certain termination rights for both XM and SIRIUS. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, XM or SIRIUS, as the case may be, will be required to pay the other a termination fee of $175,000,000.

The Board of Directors of each of XM and SIRIUS has approved the Merger and the Merger Agreement.

The Merger Agreement contains representations and warranties that SIRIUS and XM made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by SIRIUS and XM in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between SIRIUS and XM rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

On February 19, 2007, in connection with the Merger Agreement, Amendment No. 3 ("Amendment No. 3") to the Rights Agreement, dated as of August 2, 2002, and as amended as of January 22, 2003 and as of March 25, 2004, between XM and Computershare Investor Services, LLC, as successor rights agent to Equiserve Trust Company, N.A. (the "Rights Agreement"), was executed.

Amendment No. 3 provides, among other things, that (i) neither SIRIUS nor any of its subsidiaries shall be deemed an Acquiring Person (as defined in the Rights Agreement) by virtue of (x) their acquisition, or their right to acquire, beneficial ownership of XM Common Stock as a result of their execution of the Merger Agreement, (y) the consummation of the Merger or (z) any other transaction contemplated by the Merger Agreement; and (ii) no Distribution Date, Section 11(a)(ii) Event, Section 13 Event, Stock Acquisition Date or Triggering Event (as each such term is defined in the Rights Agreement) shall be deemed to have occurred by reason of the execution of the Merger Agreement or the announcement or consummation of the transactions contemplated thereby. Except as expressly provided in Amendment No. 3, the Rights Agreement remains in full force and effect.

The Rights Agreement is filed as Exhibit 99.1 to XM’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on August 2, 2002, and is incorporated herein by reference. Amended and Restated Amendment No. 1 to the Rights Agreement ("Amendment No. 1") is filed as Exhibit 4.7 to XM’s Current Report on Form 8-K filed with the Commission on January 29, 2003, and is incorporated herein by reference. Amendment No. 2 to the Rights Agreement ("Amendment No. 2") is filed as Exhibit 4.1 to XM’s Current Report on Form 8-K filed with the Commission on April 21, 2004, and is incorporated herein by reference. Amendment No. 3 is attached as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Sirius Satellite Radio Inc., Vernon Merger Corporation and XM Satellite Radio Holdings Inc.

Exhibit 4.1	Amendment No. 3, dated as of February 19, 2007, to the Rights Agreement, dated as of August 2, 2002, between XM Satellite Radio Holdings Inc. and Computershare Investor Services, LLC, as successor rights agent to Equiserve Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM Satellite Radio Holdings Inc.

Dated: February 21, 2007	By:	/s/ Joseph M. Titlebaum
Name: Joseph M. Titlebaum
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Sirius Satellite Radio Inc., Vernon Merger Corporation and XM Satellite Radio Holdings Inc.

Exhibit 4.1	Amendment No. 3, dated as of February 19, 2007, to the Rights Agreement, dated as of August 2, 2002, between XM Satellite Radio Holdings Inc. and Computershare Investor Services, LLC, as successor rights agent to Equiserve Trust Company, N.A.